UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 6, 2019

TUESDAY MORNING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19658	75-2398532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6250 LBJ Freeway, Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

(972) 387-3562
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TUES	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2019, Tuesday Morning, Inc., a wholly-owned subsidiary of Tuesday Morning Corporation (the “Company”), entered into an Amended and Restated Consulting Agreement (the “Agreement”) with BEL Retail Advisors (the “Consultant”).  Paul Metcalf is the owner and principal of BEL Retail Advisors.

Under the terms of the Agreement, the Consultant will provide such merchandising and consulting services as specifically may be requested by the Company during the term of the Agreement.  Through the performance of such services, Mr. Metcalf will be the acting chief merchant of the Company.  The Agreement provides that it will remain in effect for a period of two years and will automatically renew for subsequent one-year terms until terminated by either party.  The Agreement may be terminated by either party upon 30 days written notice.

Under the terms of the Agreement, the Consultant will receive a base consulting fee of $51,000 per month during the term of the Agreement.  In addition, for the fiscal year ending June 30, 2020, the Consultant will receive a minimum additional consulting fee of $125,000, which may be increased to a maximum of $450,000 based on the achievement of certain performance metrics.  For the fiscal year ending June 30, 2021, the Consultant may receive an additional incentive consulting fee ranging from $450,000 at a target performance level and $900,000 at a maximum performance level.

In the Agreement, the Consultant also agreed to certain confidentiality, non-solicitation and non-competition covenants.

The foregoing summary is qualified in its entirety by the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

                10.1        Amended and Restated Consulting Agreement

                99.1        Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: December 9, 2019	By:	/s/ Bridgett C. Zeterberg
Bridgett C. Zeterberg
Executive Vice President Human Resources, General Counsel and Corporate Secretary